UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2014

EXELIS INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1700 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(703) 790-6300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On September 25, 2014, Exelis Inc. (“Exelis” or the “Company”) entered into a Distribution Agreement (the “Distribution Agreement”) with Vectrus, Inc. (“Vectrus”), which sets forth Exelis’ agreements with Vectrus regarding the principal actions needed to be taken in connection with the spin-off of Vectrus from Exelis (the “Spin-off”), and certain other agreements that govern Exelis’ relationship with Vectrus following the Spin-off, in each case as described below.

The summaries below of the Distribution Agreement, the Employee Matters Agreement between Exelis and Vectrus dated September 25, 2014 (the “Employee Matters Agreement”), the Tax Matters Agreement between Exelis and Vectrus dated September 25, 2014 (the “Tax Matters Agreement”), the Transition Services Agreement between Exelis and Vectrus dated September 25, 2014 (the “Transition Services Agreement”), the Transitional Trademark License Agreement between Exelis and Vectrus dated September 25, 2014 (the “Transitional Trademark License Agreement”) and the Technology License Agreement between Exelis and Vectrus dated September 25, 2014 (the “Technology License Agreement”) are qualified in their entirety by reference to the full text of the agreements, which are filed herewith as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated by reference into this Current Report on Form 8-K.

Distribution Agreement

Transfer of Assets and Assumption of Liabilities. The Distribution Agreement provides for those transfers of assets and assumptions of liabilities that are necessary in connection with the Spin-off so that each of Exelis and Vectrus is allocated the assets necessary to operate its respective business and retains or assumes the liabilities allocated to it in accordance with the separation plan. The Distribution Agreement also provides for the settlement or extinguishment of certain liabilities and other obligations between Exelis and Vectrus. In particular, the Distribution Agreement provides that, subject to the terms and conditions contained in the Distribution Agreement:

•	All of the assets and liabilities (including whether accrued, contingent or otherwise, and subject to certain exceptions) associated with the Mission Systems business, other than the tethered aerostat radar systems business of Exelis (the “TARS business”) and certain environmental liabilities, will be retained by or transferred to Vectrus or one of Vectrus’ subsidiaries.

•	All other assets and liabilities (including whether accrued, contingent or otherwise, and subject to certain exceptions) of Exelis, including the TARS business and certain environmental liabilities associated with the Mission Systems business, will be retained by or transferred to Exelis or one of its subsidiaries (other than Vectrus or one of Vectrus’ subsidiaries).

•	Liabilities (including whether accrued, contingent or otherwise) related to, arising out of or resulting from businesses of Exelis that were previously terminated or divested will be allocated among Vectrus and Exelis to the extent formerly owned or managed by or associated with Vectrus or Exelis or their respective businesses.

•	Vectrus will assume or retain any liabilities (including under applicable federal and state securities laws) relating to, arising out of or resulting from the Registration Statement on Form 10 registering its common stock to be distributed by Exelis in the Spin-off, subject to exceptions for certain information for which Exelis will retain liability.

•	Except as otherwise provided in the Distribution Agreement or any ancillary agreement, Exelis will be responsible for the majority of the expenses related to the Spin-off and incurred prior to the distribution date. Vectrus will be responsible for the majority of its expenses incurred following the distribution date, including expenses related to its documents filed with the Securities and Exchange Commission and its New York Stock Exchange listing.

Further Assurances. To the extent that any transfers of assets or assumptions of liabilities contemplated by the Distribution Agreement were not consummated on or prior to the date of the distribution, the parties agreed to cooperate to effect such transfers or assumptions as promptly as practicable following the date of the distribution. In addition, each of the parties agreed to cooperate with the other and use commercially reasonable efforts to take or to cause to be taken all actions, and to do, or to cause to be done, all things reasonably necessary under applicable law or contractual obligations to consummate and make effective the transactions contemplated by the Distribution Agreement and the ancillary agreements.

Representations and Warranties. In general, neither Vectrus nor Exelis made any representations or warranties regarding any assets or liabilities transferred or assumed, any consents or approvals that may be required in connection with such transfers or assumptions, the value or freedom from any restriction on transfer, non-infringement, encumbrance, lien or other security interest of any assets transferred, the absence of any defenses relating to any claim of either party or the legal sufficiency of any conveyance documents, or any other matters. Except as expressly set forth in the Distribution Agreement or in any ancillary agreement, all assets, including the stock of subsidiaries, were or will be transferred on an “as is,” “where is” basis.

The Distribution. The Distribution Agreement governs the rights and obligations of the parties regarding the distribution and certain actions that were required to occur prior to the distribution, such as the election of officers and directors and the adoption of the amended and restated articles of incorporation and amended and restated by-laws. Prior to the distribution, Vectrus distributed shares of its common stock to Exelis in a share dividend, so that Exelis held the necessary number of shares of Vectrus’ common stock required to be distributed in the distribution. Exelis has caused its agent to distribute to Exelis’ shareholders that hold shares of Exelis common stock as of the applicable record date all the issued and outstanding shares of Vectrus’ common stock.

Release of Claims and Indemnification. Exelis and Vectrus agreed to broad releases pursuant to which they each released the other and certain related persons specified in the Distribution Agreement from any claims against any of them that arise out of or relate to events, circumstances or actions occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing at or alleged to exist at or prior to the time of the distribution. These releases are subject to certain exceptions set forth in the Distribution Agreement.

The Distribution Agreement provides for cross-indemnities that, except as otherwise provided in the Distribution Agreement, are principally designed to place financial responsibility for the obligations and liabilities of Vectrus’ business with Vectrus and financial responsibility for the obligations and liabilities of Exelis’ business with Exelis. Specifically, each party will, and will cause its subsidiaries and affiliates to, indemnify, defend and hold harmless the other party, its affiliates and subsidiaries and each of its officers, directors, employees and agents for any losses arising out of or otherwise in connection with:

•	the liabilities or alleged liabilities such party assumed or retained pursuant to the Distribution Agreement; and

•	any breach by such party of the Distribution Agreement or any ancillary agreement unless such ancillary agreement expressly provides for separate indemnification, in which case any such indemnification claims will be made thereunder.

The amount of each party’s indemnification obligations is subject to reduction by any insurance proceeds received by the party being indemnified. The Distribution Agreement also specifies procedures with respect to claims subject to indemnification and related matters. Indemnification with respect to taxes is governed solely by the Tax Matters Agreement (described below).

Insurance. Following the Spin-off, Vectrus is responsible for obtaining and maintaining its own insurance coverage, although Vectrus will continue to have coverage under certain of Exelis’ pre-Spin-off insurance policies for certain matters that occurred prior to the Spin-off.

Non-Compete. Subject to certain limited exceptions, for a three-year period following the distribution date, Vectrus will be subject to a covenant not to compete with Exelis with respect to the TARS business and similar work with the Department of Homeland Security relating to tethered aerostat airborne surveillance.

The description of the Distribution Agreement contained herein is qualified in its entirety by reference to the full text of the Distribution Agreement which is filed herewith as Exhibit 2.1 and incorporated by reference into this Current Report on Form 8-K.

Employee Matters Agreement

On September 25, 2014, Exelis entered into the Employee Matters Agreement with Vectrus. The Employee Matters Agreement governs the respective rights, responsibilities and obligations of the parties from and after the Spin-off with respect to employee-related liabilities and, among other things, Vectrus’ respective retirement plans, excess savings plan, health and welfare benefit plans, and equity-based compensation plans (including the treatment of outstanding awards granted thereunder). The Employee Matters Agreement generally provides for the allocation and treatment of assets, account balances and liabilities, as applicable, arising out of incentive plans, retirement plans, nonqualified deferred compensation plans and employee health and welfare benefit programs in which Vectrus’ employees participated prior to the Spin-off. Generally, Vectrus will assume or retain sponsorship of, and liabilities relating to, employee compensation and benefit programs relating to its current employees. However, Exelis will retain certain liabilities accrued prior to the Spin-off relating to Vectrus’ current employees with respect to certain Exelis pension plans, including the deferred compensation plan, and retiree health and welfare plans.

Subject to the applicable transition periods with respect to certain benefit plans or programs, after the Spin-off, Vectrus’ employees will no longer participate in Exelis plans or programs, and Exelis employees will not participate in any of Vectrus’ plans or programs. The description of the Employee Matters Agreement contained herein is qualified in its entirety by reference to the full text of the Employee Matters Agreement which is filed herewith as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K.

Tax Matters Agreement

On September 25, 2014, Exelis entered into the Tax Matters Agreement with Vectrus. The Tax Matters Agreement governs the respective rights, responsibilities and obligations of Exelis and Vectrus after the Spin-off with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state, local and foreign income taxes, other tax matters and related tax returns. As a subsidiary of Exelis, Vectrus and certain of its subsidiaries have (and will continue to have following the Spin-off) joint and several liability with Exelis to the United States Internal Revenue Service (“IRS”) for the consolidated U.S. Federal income taxes of the Exelis consolidated group relating to the taxable periods in which Vectrus (or its subsidiaries) were part of that group. However, the Tax Matters Agreement specifies the portion, if any, of this tax liability for which Vectrus bears responsibility and Exelis agreed to indemnify Vectrus against any amounts for which Vectrus is not responsible. The Tax Matters Agreement also provides special rules for allocating tax liabilities in the event that the Spin-off is not tax-free. The Tax Matters Agreement provides for certain covenants that may restrict Vectrus’ ability to pursue strategic or other transactions that otherwise could maximize the value of Vectrus’ business and may discourage or delay a change of control that may be considered favorable. Under the Tax Matters Agreement Vectrus agrees to indemnify Exelis for any tax resulting from any such transactions, whether or not Exelis consented to such transactions or Vectrus was otherwise permitted to enter into such transactions under the Tax Matters Agreement. Though valid as between the parties, the Tax Matters Agreement will not be binding on the IRS. The description of the Tax Matters Agreement contained herein is qualified in its entirety by reference to the full text of the Tax Matters Agreement which is filed herewith as Exhibit 10.2 and incorporated by reference into this Current Report on Form 8-K.

Transition Services Agreement

On September 25, 2014, Exelis entered into the Transition Services Agreement with Vectrus under which Exelis or its affiliates will provide Vectrus, and Vectrus or its affiliates will provide Exelis, with certain services for a limited time to help ensure an orderly transition for each of Exelis and Vectrus following the distribution. Under the Transition Services Agreement, Exelis and Vectrus will provide each other (or cause applicable third parties to provide) certain services, including information technology, financial, human resource and other specified services, on a transitional basis. These services will be provided initially at a base cost with scheduled, escalating increases to up to the base cost plus 10% subject to adjustments for inflation, and these services are generally planned to extend for a period of 4 to 24 months, subject to limited exceptions. The description of the Transition Services Agreement contained herein is qualified in its entirety by reference to the full text of the Transition Services Agreement which is filed herewith as Exhibit 10.3 and incorporated by reference into this Current Report on Form 8-K.

Intellectual Property Agreements

On September 25, 2014, Exelis entered into a Transitional Trademark License Agreement with Vectrus pursuant to which Vectrus licenses on a non-exclusive basis the right to use the Exelis name and trademark in the Exelis Mission Systems business for a transitional period while Vectrus phases out the use of such trademark in the operation of its business. Exelis also entered into a Technology License Agreement with Vectrus pursuant to which Vectrus licenses on a non¬exclusive basis certain of its intellectual property (excluding trademarks) existing as of the distribution date to Exelis and its affiliates and in turn, Exelis and its affiliates grant reciprocal licenses to Vectrus, each for use in their respective businesses. The descriptions of the Transitional Trademark License Agreement and the Technology License Agreement are qualified in their entirety by reference to the full text of the Transitional Trademark License Agreement and the Technology License Agreement and which are filed herewith as Exhibits 10.4 and 10.5, respectively, and incorporated by reference into this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 27, 2014, Exelis completed the previously announced Spin-off of Vectrus, its former Mission Systems business. Effective as of 12:01 a.m., Eastern time on September 27, 2014 (the “Effective Time”), the common stock of Vectrus was distributed, on a pro rata basis, to the Company’s shareholders of record as of September 18, 2014 (the “Record Date”). As of the Effective Time, each of the shareholders of Exelis received one share of Vectrus common stock for every 18 shares of common stock of Exelis held by such shareholders on the Record Date. The Spin-off was completed pursuant to the Distribution Agreement.

Immediately after the Effective Time, Exelis did not beneficially own any shares of Vectrus common stock and will not consolidate the financial results of Vectrus for its future financial reporting. The unaudited pro forma condensed consolidated financial information of Exelis giving effect to the Spin-off and the related notes thereto is attached as Exhibit 99.2 hereto and incorporated by reference into this Current Report on Form 8-K.

Item 5.02 Compensatory Arrangements of Certain Officers

Transaction Incentive Awards

It is expected that each of Exelis Officers David F. Melcher, Chief Executive Officer and President; Peter J. Milligan, Senior Vice President, Chief Financial Officer; Ann D. Davidson, Senior Vice President Chief Legal Officer & Corporate Secretary; and A. John Procopio, Senior Vice President, Chief Human Resources Officer will receive a special-one-time cash award (a “Transaction Incentive Award”) in recognition of the additional work and responsibilities required to facilitate successful completion of the Spin-off. The Transaction Incentive Awards paid to Mr. Melcher, Mr. Milligan, Ms. Davidson and Mr. Procopio are expected to be in the amount of $511,500, $204,800, $133,300 and $119,800, respectively.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations of Exelis for the six months ended June 30, 2014 and for the years ended December 31, 2013, 2012 and 2011 and the unaudited pro forma condensed consolidated balance sheet of Exelis dated as of June 30, 2014 are attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description

2.1	Distribution Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

10.1	Employee Matters Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

10.2	Tax Matters Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

10.3	Transition Services Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

10.4	Transitional Trademark License Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

10.5	Technology License Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

99.1	Press release issued by Exelis Inc. on September 27, 2014

99.2	Unaudited pro forma condensed consolidated statements of operations of Exelis Inc. for the six months ended June 30, 2014 and for the years ended December 31, 2013, 2012 and 2011 and unaudited pro forma condensed consolidated balance sheet of Exelis Inc. dated as of June 30, 2014

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Some of the information included herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “may,” “could,” “outlook” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to:

•	Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. government or international defense budgets;

•	Government regulations and compliance therewith, including changes to the Department of Defense procurement process;

•	Our international operations, including sales to foreign customers;

•	Competition, industry capacity and production rates;

•	Misconduct of our employees, subcontractors, agents and business partners;

•	The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other employment and pension matters;

•	Changes in interest rates and other factors that affect earnings and cash flows;

•	The mix of our contracts and programs, our performance, and our ability to control costs;

•	Governmental investigations;

•	Our level of indebtedness and our ability to make payments on or service our indebtedness;

•	Subcontractor performance;

•	Economic and capital markets conditions;

•	The availability and pricing of raw materials and components;

•	Ability to retain and recruit qualified personnel;

•	Protection of intellectual property rights;

•	Changes in technology;

•	Contingencies related to actual or alleged environmental contamination, claims and concerns;

•	Security breaches and other disruptions to our information technology and operations;

•	Our ability to execute our internal performance plans including restructuring, productivity improvements and cost reduction initiatives; and

•	Unanticipated changes in our tax provisions or exposure to additional income tax liabilities.

The forward-looking statements in this report are made as of the date hereof and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in the Exelis Form 10-K for the fiscal year ended December 31, 2013, and those described from time to time in our future reports filed with the Securities and Exchange Commission. In addition, there are risks and uncertainties relating to the spin-off of Vectrus, including whether the transaction will result in any tax liability, the operational and financial profile of Exelis or Vectrus after giving effect to the spin-off transaction, and the ability of each business to operate as an independent entity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.

Date: September 29, 2014	By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Distribution Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

10.1	Employee Matters Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

10.2	Tax Matters Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

10.3	Transition Services Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

10.4	Transitional Trademark License Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

10.5	Technology License Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014

99.1	Press release issued by Exelis Inc. on September 27, 2014

99.2	Unaudited pro forma condensed consolidated statements of operations of Exelis Inc. for the six months ended June 30, 2014 and for the years ended December 31, 2013, 2012 and 2011 and unaudited pro forma condensed consolidated balance sheet of Exelis Inc. dated as of June 30, 2014